SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 24, 2003
                               -------------------
                Date of Report (Date of earliest event reported)


                         Livestar Entertainment Group Inc.
                         ---------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


     000-27233                                            98-0204736
     ---------                                            ----------
(Commission  File  Number)                 (IRS  Employer Identification  No.)


    62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
    ---------------------------------------------------------------------------
    (address of principal executive offices)                          (Zip Code)


                                    (604) 682-6541
                                    --------------
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS.

On August 26, 2003, the registrant, Livestar Entertainment Group Inc. (the "Company") filed a current report on Form 8-K discussing a Memorandum of Understanding with TCAL Investment Group ("TCAL") for the potential acquisition by TCAL of a controlling ownership position in the Company. The Company and TCAL have now determined not to pursue the transaction and have attached hereto as exhibit 2.1 a copy of the press release dated October 27, 2003, disclosing that decision. This filing is an amendment to the current report on From 8-K filed on August 26, 2003.

Item  7.  Exhibits.

Exhibits.

Exhibit
  No.   Description
  ---   -----------

2.1 Press  Release  issued  by  the  Registrant  dated  October  27,  2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     LIVESTAR  ENTERTAINMENT  GROUP  INC.



     By:  /s/ Ray Hawkins
          -------------------------------
          Ray  Hawkins
          Chief Executive Officer

Date:  October  27,  2003